TRADE RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2025
TRADE RECEIVABLES
Schedule of trade receivables past due to be impaired

USDm	2025	2024	2023
Analysis as of December 31 of trade receivables:
Gross trade receivables:
Not due	71.1	73.0	97.5
Due < 30 days	56.9	32.0	42.6
Due between 30 and 180 days	72.3	82.6	62.4
Due > 180 days	18.9	6.3	19.2
Total gross	219.2	193.9	221.7
Allowance for expected credit loss	4.5	10.0	10.7
Total net	214.7	183.9	211.0

Schedule of movement in provisions for impairment of trade receivables	Movements in provisions for impairment of trade receivables during the year are as follows:

USDm	2025	2024	2023
Allowance for expected credit loss
Balance as of January 01	10.0	10.7	10.6
Provisions for the year	2.8	5.8	3.3
Provisions reversed during the year	(8.3)	(6.5)	(3.2)
Balance as of December 31	4.5	10.0	10.7